The McGraw-Hill Companies

Growth and Value Plan

Investor Presentation

September 12, 2011

Donald S. Rubin

Senior Vice President,
Investor Relations

The McGraw-Hill Companies

Agenda

I. **Overview of Growth and Value Plan**

II. McGraw-Hill Markets

III. McGraw-Hill Education

IV. Conclusions

Comparison of Adjusted Information to U.S. GAAP Information

This presentation includes adjusted operating income (loss) information. This information is provided to enable investors to make meaningful comparisons of the Company's operating performance between periods and to view the Company's business from the same perspective as management's.

Slide 46 of this presentation contains an exhibit that reconciles the differences between the non-GAAP measures and comparable financial measures calculated in accordance with U.S. GAAP.

Forward-Looking Statements

The forward-looking statements in this Growth and Value Plan (identified by the future tense and words like "expects," "targeted" and "projected") involve risks and uncertainties, are subject to change, and actual results may differ materially from the Company's expectations, based on various important factors, including worldwide economic, financial, liquidity, political and regulatory conditions; the health of debt (including U.S. residential mortgage-backed securities and collateralized debt obligations), equity and commodities markets, including possible future interest rate changes; the health of the economy and in advertising; the level of expenditures and state new adoptions and open territory sales in the education market; the successful marketing of competitive products; and the effect of competitive products and pricing. Additional factors that could cause results to differ materially from those described in the forward-looking statements can be found in McGraw Hill's 2010 Annual Report on Form 10-K which, along with the Company's other filings with the SEC, are available on the SEC's website (www.sec.gov).

Harold McGraw III

Chairman, President and CEO

The McGraw-Hill Companies

Presenters

Harold McGraw III
Chairman, President and CEO

Jack Callahan
Executive Vice President and CFO

Lou Eccleston
President, McGraw-Hill Financial

Glenn Goldberg
President, Information & Media

Donald S. Rubin
Senior Vice President, Investor Relations

Summary of the Growth and Value Plan

- As part of a comprehensive strategic portfolio review focused on shareholder value, McGraw-Hill's Board of Directors has previously announced acquisitions, intended divestitures, an increased share repurchase authorization and a review of G&A costs

- Today, The McGraw-Hill Companies' Board of Directors announces its Growth and Value Plan to:

  1. Create two powerful public companies:
     - **McGraw-Hill "Markets"*:** primarily focused on global capital and commodities markets
     - **McGraw-Hill Education:** the second-largest education company worldwide
  2. Reduce costs to ensure efficient operating structures for the two companies
  3. Step up the pace of the share repurchase program with $240 million thus far in Q3 ($541 million YTD), targeting $1 billion by the end of 2011

- A tax-free spin-off of McGraw-Hill Education to shareholders is expected to be completed by the end of 2012

- The Growth and Value Plan will result in two independent companies with:
  - World-class franchises, iconic brands and strong market positions
  - The scale, financial flexibility and management to capitalize on these strengths

* *Working title*

Two Focused Global Leaders

McGraw-Hill Markets

A leading provider of content and analytics to the capital and commodities markets, delivering integrated solutions across all asset classes through iconic brands with overlapping customer bases and interconnected markets

McGraw-Hill Education

The second-largest global education company, capitalizing on digital, global and education services growth opportunities

Benefits of the Growth and Value Plan

- Creates two focused and nimble operating companies with:
  - Deeper engagement with customers
  - Right-sized and aligned cost structures
  - Focused management accountability
  - Competitive infrastructure and capabilities

- Enhances strategic and financial flexibility
  - Tailored capital structures and financial policies
  - Two attractive equity currencies

- Results in two "pure-play" investment opportunities
  - Similar growth and return on capital profiles
  - Expanding investor base

McGraw-Hill Markets: ~$4 Billion in Revenue

Iconic Brands

STANDARD & POOR'S RATINGS SERVICES

S&P INDICES

S&P CAPITAL IQ

platts

J.D. POWER AND ASSOCIATES

CRISIL A Standard & Poor's Company

- Industry-leading global player
  - Provides high-value benchmarks, information, data and solutions
  - Catalyst for markets
- Serves interconnected markets
  - Capital markets
  - Commodities markets
  - Attractive commercial markets
- Capitalizes on global growth
  - Mega trends create new opportunities
  - Global footprint, including the high-growth BRICs
  - Expanding capabilities
- Double-digit revenue growth with excellent margins and returns

Note: Revenue figure approximates full year 2011 and excludes Broadcasting

McGraw-Hill Education: ~$2.4 Billion in Revenue

Iconic Brands

- McGraw Hill Education
- Treasures – A Reading/Language Arts Program
- CINCH learning
- McGraw Hill create
- Acuity
- McGraw Hill connect
- Access Medicine from McGraw-Hill – Trusted Content. Instant Answers.
- McGraw Hill Tata McGraw-Hill

- Global education player
- Iconic brands: Trusted, high-quality content and services
- Multiple drivers of growth
  - Digital content uptake
  - Innovation in educational services and solutions
  - Burgeoning middle classes
  - Employer needs for 21st century skills and credentials
- Solid cash flow generation with margin expansion opportunities

Note: Revenue figure approximates full year 2011

Jack Callahan
Executive Vice President and CFO
The McGraw-Hill Companies

Next Steps

- We are in the midst of an extensive cost reduction program
  - Initial scope is corporate expense, administrative and technology costs across the organization
  - Represents over $1 billion in current costs
  - Need to disaggregate shared services and establish two appropriately sized corporate centers

- The separation will require:
  - Capital structure and dividend policy
  - Identification of leadership teams
  - SEC and other regulatory filings
  - IRS tax ruling
  - Final approval by Board of Directors

- The two new companies are expected to be launched by the end of 2012

Agenda

I. Overview of Growth and Value Plan

II. McGraw-Hill Markets

III. McGraw-Hill Education

IV. Conclusions

Harold McGraw III

Chairman, President and CEO

The McGraw-Hill Companies

McGraw-Hill Markets: Investment Highlights


Enables capital, commodities and commercial markets
Double-digit growth with attractive returns
Powerful brands and high-value content
A pure-play focused on growth
Positioned to capture global growth
Leading scale and market positioning
Powerful range of distribution channels
Interconnected markets

McGraw-Hill Markets: A Leader in Content and Analytics

	Content and Analytics-led							Platform-led	
	McGraw-Hill Markets	Moody's	IHS	MSCI	FACTSET	MORNINGSTAR	Interactive Data	Thomson Reuters	Bloomberg
LTM Revenue ($ in millions)	$3,880	$2,260	$1,188	$866	$679	$604	$834	$7,646	NA
Ratings	✓	✓				✓			
Indices	✓			✓		✓		✓	
Pricing Data	✓	✓	✓		✓		✓	✓	✓
Risk Analysis	✓	✓		✓	✓	✓	✓	✓	✓
Proprietary Research	✓	✓	✓	✓		✓			
Commodities Information	✓		✓	✓		✓		✓	✓

Source: Company financials. LTM data as of June 30, 2011 or latest available public filings

Note: McGraw-Hill Markets LTM revenue excludes Broadcasting. Refer to slide 46 for a reconciliation to consolidated McGraw-Hill amounts as reported in our most recent 8-K filings

Thomson Reuters revenues are for Markets segment only

Global Mega Trends Drive Growth Opportunities

Capital Markets



- Growing refinancing requirements ($8 trillion through 2015)
- Increased cross-border capital flows
- Ongoing growth in equity / debt markets

Globalization of Commodities



- Scarcity given rising demand
- Increasing price volatility due to demand / supply-side shocks
- Commodity-related asset classes to take a larger share of investor portfolios

Globalization of Industries



- Growth of trade and globalization of enterprises
- Unprecedented infrastructure investment to manage urbanization and population shifts
- Rise of middle class in growth markets

Technological Innovation



- Ubiquitous connectivity
- Cloud computing and mobile applications
- Ease of use drives demand for content

Growth Opportunities

- ✓ Growing need for complex information in increasingly interconnected capital, commodities and commercial markets
- ✓ Need for trusted brands and objective sources
- ✓ Analytics and tools needed to master torrent of information with technological change
- ✓ Importance of credit know-how
- ✓ Increased index investing
- ✓ Commodities trading
- ✓ New opportunities in emerging markets
- ✓ New asset classes

The McGraw-Hill Markets Business Model

High-Value Content

STANDARD & POOR'S RATINGS SERVICES

S&P CAPITAL IQ

S&P INDICES

platts

J.D. POWER AND ASSOCIATES

CRISIL A Standard & Poor's Company


Enabling
Markets

Sophisticated Customers

- Capital markets (asset managers, banks, exchanges, issuers)
- Commodities markets (producers, traders, intermediaries)
- Commercial markets (auto, aviation, retail financial services, construction)

Scalable Capabilities

- Create and commercialize intellectual property
- Technology platforms
- Worldwide footprint
- Deep domain expertise
- Channel strategy

Multiple Distribution Channels

- Proprietary
- Channel partners
- Direct data feeds
- Networks (Internet and third-party)

Enabling Markets

The Ubiquitous Benchmarks We Create…	… Bring Transparency to Catalyze Markets

The Ubiquitous Benchmarks We Create…

- S&P rates ~96% of U.S. corporate issuance
  - ~91% of European corporate issuance
  - ~85% of Asian corporate issuance
- Beyond the S&P 500, S&P Indices cover 10,000+ securities in 80+ countries
  - Case-Shiller Home Price Index is the primary indicator for U.S. housing markets
- Platts' 8,500+ daily prices and indices used by
  - Over 90% of Top 250 energy companies
  - 100% of Top 50 power and gas traders
  - Over 10,000 companies in 150 countries
- J.D. Power's Power Information Network (PIN) point of sale data is used by 15 of the top 17 Auto OEMs
- Ranked #1 in *Wall Street Journal*'s "Best of the Street" Equity Analyst Survey

… Bring Transparency to Catalyze Markets

- Establishes common credit benchmark in the ~$100 trillion fixed income market
- $1.1 trillion in global assets under management passively invested and $4.8 trillion benchmarked against the S&P 500
- Platts' price assessments form the basis for billions of dollars of transactions daily in multiple commodities markets
- J.D. Power's PIN facilitates performance benchmarking that drives auto supply chain efficiencies

Enabling Customers in their Markets – Case Studies

Global Bank	Investor	Oil Major	Large Industrial
Customer Needs:			
• Manage risk • Support consulting / advisory business • Research companies / markets • Benchmark performance • Create tradable assets • Maximize returns	• Manage risk • Research companies / markets • Support investment decisions • Stay abreast of industry developments	• Buy and sell oil • Finance large capital expenditures • Hedge prices • Support business development / M&A	• Obtain customer feedback • Stay abreast of industry developments • Finance large projects • Hedge input prices • Manage credit risk • Inventory planning and management
Selected McGraw-Hill Markets' Products Purchased:			
✓ S&P Ratings ✓ Platts News & Pricing ✓ S&P Capital IQ ✓ S&P Risk Analytics ✓ S&P Indices ✓ S&P Equity Research	✓ S&P Ratings ✓ S&P Capital IQ ✓ S&P Indices ✓ S&P Equity Research ✓ S&P Global Credit Portal	✓ S&P Ratings ✓ Platts News and Pricing ✓ S&P Capital IQ ✓ S&P Equity Research	✓ S&P Ratings ✓ Platts News & Pricing ✓ J.D. Power Voice of the Customer ✓ S&P Capital IQ ✓ S&P Equity Research

Powerful Array of Distribution Channels

High-Value Content

Proprietary

S&P CAPITAL IQ

platts

J.D.POWER AND ASSOCIATES

Specialized proprietary platforms like Capital IQ, Platts on the Net and the Power Information Network (PIN) database

Channel Partners

CME Group

CBOE

ice

Global exchange-based platforms for trading of index-based derivatives in equities and energy

Direct Data Feeds



Immediate access to information and data sources

Networks

THOMSON REUTERS

Bloomberg

Internet-based and third-party proprietary platforms

Standard & Poor's:
The World's Foremost Provider of Credit Ratings

Credit Markets are Attractive

Refinancing Requirements are Enormous

- Estimated $8 trillion of debt maturing through 2015 in global corporate loan / bond markets
- Sovereign needs approaching $50 trillion

Global Capital Markets are Expanding

- High demand for financial services / products
  - Growth of credit in existing markets
  - Expansion to new geographies
- Need for information and greater transparency
- Infrastructure investments drive need for credit

S&P Ratings is Well Positioned for Growth

Tremendous Global Breadth and Depth of Coverage

- Coverage of more than:
  - 965,000 government securities
  - 117,000 asset-backed securities
  - 54,000 financial institutions
  - 44,000 corporations
  - 8,000 insurance companies

Highly Capable Staff and Global Infrastructure

- Over 1,300 analysts (more than any other rating agency)
- Offices in 23 countries

Source: S&P Global Fixed Income research and Thomson Reuters research. Standard & Poor's Ratings Services Form NRSRO, dated July 11, 2011

Lou Eccleston

President, McGraw-Hill Financial

The McGraw-Hill Companies

S&P Ratings' International Footprint Provides a Platform for McGraw-Hill Markets to Continue to Expand

Global Presence: Leading Credit Research Team


1,300 Analysts Worldwide

McGraw-Hill Markets: International Revenue by Region 1H 2010 – 1H 2011


+20%
39% of total
Latin America
Canada
Asia-Pacific
EMEA
1H 2010
1H 2011

International Growth Acceleration

- **India**
  - Third largest international source of revenue
  - CRISIL, a majority-owned subsidiary of McGraw-Hill, has 70% penetration in the bond markets and over 50% in the loan markets
  - 90% of banks in India subscribe to CRISIL research products and services
- **China**
  - S&P Ratings launched Greater China Regional Ratings Scale
  - Platts continues to be the leading international pricing benchmark for oil, petrochemicals and iron ore
- **Brazil**
  - S&P is the leading ratings provider in Brazil
  - Acquisition of Steel Business Briefing established a significant presence for Platts in the country

The Operating Model Evolution: The McGraw-Hill Financial Segment Points the Way

Reasons for 2010 Realignment

- Customer opportunity
  - Complexity and growth of multi-asset portfolios
  - Need for cross-asset pricing and analytics
- McGraw-Hill Financial is uniquely well-positioned to offer customers:
  - One scaled operation offering high-value content across all asset classes
  - Capabilities, not a collection of single products
- Benefits
  - Scale: leverage common infrastructure
  - Horizontal solutions: better align content, capabilities and channels
  - Accelerate innovation in research and analytics

Actions Taken

- Focused management and organization
  - President Lou Eccleston
  - Reorganized sales force to focus on key accounts as well as product specialty
- Rebranding to achieve integrated approach
- Go-to-market strategy
  - Commercialization of Ratings' intellectual property
  - Increased focus on key customers with solution-oriented sale

2011 YTD Evidence of Success

- 14.8% revenue growth
- 250 basis points of margin expansion
- 25.6% operating income growth

Note: YTD is June 30

Glenn Goldberg

President, Information & Media

The McGraw-Hill Companies

McGraw-Hill Markets Delivers Products and Solutions Via Scalable Capabilities

Markets	Capital Markets	Commodities Markets	Commercial Markets
Increasing Commonality of Offerings	Customized Content / Solutions		
	Research / Analytics		
	Benchmark Data		
Scalable Capabilities	Product Technology, Sales Systems, Technical Architecture		
	Global Data Operations		
	Legal / Compliance		
	Administration and Office Footprint		

How McGraw-Hill Markets' Benchmarks Enable Markets: The Platts Example

Growth in Oil-Related Financial Products



350
300
250
200
150
100
50
0
Billions of barrels
29% CAGR
2005
2010

Growth in financial trading outpaced growth of the underlying industry

Platts' Rapid Growth

- Platts operates in a growing commodities information market, which is driven by:
  - The growth of underlying commodities market
  - Physical trading market
  - Financial trading market
- Platts 8,500 daily oil price assessments are used by:
  - Buyers, sellers and risk managers to price transactions and contracts
  - Analysts to identify trends and supply / demand patterns
  - Governments for royalty and retail prices
  - Exchanges and investors to price derivative contracts
- Other commodities trading markets are smaller but expected to follow a strong growth trajectory
  - Electricity, coal, natural gas, renewables, petrochemicals, iron ore, steel

Source: Bloomberg (NYMEX, ICE crude oil futures contract volumes), MCX Commodity Insights Year Book 2010 (MCX crude oil futures contract volumes)

Jack Callahan

Executive Vice President and CFO

The McGraw-Hill Companies

McGraw-Hill Markets' Strong Momentum
($ in millions)

Annual Revenue


8% Growth
$3,384
$3,639
2009
2010

YTD Revenue


14% YoY Growth
$1,738
$1,979
1H 2010
1H 2011

Annual Segment Adjusted Operating Income


11% Growth
$1,114
$1,241
2009
2010

YTD Segment Adjusted Operating Income


14% YoY Growth
$600
$685
1H 2010
1H 2011

Note: Revenue figures exclude Broadcasting and BusinessWeek. Segment adjusted operating income does include Broadcasting (and BusinessWeek in 2009) and excludes corporate expense. Refer to slide 46 for a reconciliation to consolidated McGraw-Hill amounts as reported in our most recent 8-K filings

McGraw-Hill Markets' Highly Attractive Economics

High Revenue Growth	• Double-digit growth profile • Strong fundamental global macro drivers • New market entry to drive growth and marketing of full product suite to key customers
Attractive Revenue Characteristics	• Predominantly subscription-based / recurring revenue, about two-thirds of revenue • Growing internationally
High Margins and Operating Leverage	• Robust profitability, with ongoing focus to increase margins • Scalable cost structure • Shared capabilities for managing data, analytics, and information
Strong ROIC and Financial Flexibility	• Low capital intensity • Significant free cash flow • Strong balance sheet
High Growth, Large Market Cap Stock	• Attractive top line growth relative to the market and peers • Significant scale supports strategic flexibility • Balance return of capital with disciplined acquisition strategy

Strong Competitive Positioning and Basis for Valuation

McGraw-Hill Markets Offers a Compelling Combination of Growth, Profitability & Scale



Revenue Growth
(%, 1H '10 - 1H '11)
30%
25%
20%
15%
10%
5%
0%
Moody's
Morningstar
McGraw-Hill Markets
MH Markets
Verisk
Gartner
MSCI
Factset
IHS
TR Markets
Equifax
D&B
Circle size = LTM Operating Income ($m)
10
15
20
25
30
35
40
45
50
LTM Operating Margin (%)

Source: Company financials. LTM data as of June 30, 2011 or latest available public filings. Includes only publicly traded companies

Note: MSCI revenue growth data excludes RiskMetrics acquisition. IHS revenue growth data excludes contributions from acquisitions per Wall Street Research

McGraw-Hill Markets revenue growth excludes Broadcasting

Refer to slide 46 for a reconciliation to consolidated McGraw-Hill amounts as reported in our most recent 8-K filings

Agenda

I. Overview of Growth and Value Plan

II. McGraw-Hill Markets

III. McGraw-Hill Education

IV. Conclusions

Harold McGraw III

Chairman, President and CEO

The McGraw-Hill Companies

McGraw-Hill Education: Investment Highlights


A pure-play focused on growth and value
Powerful brands and high-quality content
Deep and broad sales coverage
Financial flexibility and highly cash generative
Significant growth opportunities in education services
Well-positioned for success in global growth markets
Poised to lead digital education transformation
Leading scale and market positioning

McGraw-Hill Education Today

McGraw-Hill Education

- Leading content, software and services-based education company
- More than 100-year track record of solutions that improve learning outcomes around the world

Leading Education Companies 2010 Revenue ($ in billions)



$6.6
$2.4
$2.0
<$1.8
Pearson
MH Education
Cengage
HMH

Products and Services

- Teaching and learning solutions for K-12, higher education and global post-secondary education markets
- Standardized and standards-based achievement tests for K-12 and adult education
- Leading medical information provider

Selected Brand Portfolio

Treasures – A Reading/Language-Arts Program
CINCH learning
connect
create
Acuity
AccessMedicine from McGraw-Hill – Trusted Content. Instant Answers.
McGraw-Hill Online Learning
Tata McGraw-Hill

Source: Company filings and Wall Street research. HMH revenue data based on estimates from Simba research
Note: Pearson revenue data is for Education only. Converted at $1.57 per GBP

McGraw-Hill Education Today

Global

- Offers learning solutions in more than 65 languages to students in over 110 countries
- Global product teams to develop and leverage content tools and solutions

MH Education 2010 Revenue ($ in millions)


International
$415m
17%
Domestic
Latin
America
13%
Canada
17%
EMEA
36%
Asia-Pacific
34%

Digital

- 95+% of McGraw-Hill Education's K-12 and college texts, and 6,000 professional titles are available for use on a range of e-reader and tablet devices
- User-configurable platforms that drive efficiency and learning performance in today's classrooms
- Leader in adaptive education technology – 100+ million student responses in LearnSmart

Digital Revenue Growth (%): 2009 - 2010

30%

Higher Education Digital Revenue (% of Total)

2009	2010	2011E
11%	15%	20%

Key Growth Opportunities

Digital

- Existing content library and capabilities increasingly critical component of the value chain
- Direct to consumer / personalized content distribution

Online Courses Taken



Taking at Least One Course Online (m)
8
6
4
2
0
1+ Online course CAGR +20%
1.6m
2.0m
2.3m
3.2m
3.5m
3.9m
4.6m
5.6m
2002
2003
2004
2005
2006
2007
2008
2009
% Online Penetration
10%
12%
13%
18%
20%
22%
25%
29%

International

- Global footprint to exploit expanding educational demand in global growth markets
- Rapid urbanization supports long-term growth prospects of higher education and vocational training

Global Education Expenditures Growth Rates ('02 – '10E CAGR)



17%
16%
14%
4%
China
Brazil
India
US

Services

- Leverage best-in-class content portfolio and instructional design expertise in untapped, high-growth educational service markets

Educational Services Requirements	MHE
Brand	✓
Content	✓
Assessments	✓
Curriculum Development	✓
Sales	✓
Online Delivery	✓

Source: Online Courses Taken: Sloan Consortium; Learning on Demand, 2009 and Class Differences, 2010. Global Education Expenditures Growth: World Bank; China Statistics Yearbook 2010

McGraw-Hill Education Strategy: Summary

Accelerate growth by aligning McGraw-Hill Education's key strengths with market forces

- Capitalize on digital transformation, maintain and grow leadership position in individualized learning
- Expand international presence to meet rising demand for education in global growth markets
- Enhance capabilities to drive expansion in education services, digital delivery and global growth
- Support growth through acquisitions or partnerships

Optimize resource allocation for long-term value

- Deploy capital to support growth strategy
- Develop integrated organizational structure
- Rationalize cost structure

Agenda

I. Overview of Growth and Value Plan

II. McGraw-Hill Markets

III. McGraw-Hill Education

IV. Conclusions

Summary of the Growth and Value Plan

Results of the Portfolio Review

- Organizational structure: the creation of the MH Financial segment, to accelerate focus and leadership attention on growth
- Exit of non-core assets: the planned divestiture of the Broadcasting Group
- Commitment to expand Platts' global growth platform
  - BENTEK Energy (natural gas)
  - Steel Business Briefing
- Efficient balance sheet management
  - New share repurchase authorization of 50 million shares, 17% of shares outstanding
- Initiation of a G&A review

Growth and Value Plan

1. Create two powerful public companies:
   - McGraw-Hill Markets: primarily focused on the global capital and commodities markets
   - McGraw-Hill Education: the second-largest education company worldwide
2. Reduce costs to ensure efficient operating structures for the two companies
3. Step up pace of share repurchase program targeting $1 billion by the end of 2011

The Board has considered the views of our shareholders and has concluded that this Plan will result in greater shareholder value, with less risk and complexity than other alternatives

Summary: Where McGraw-Hill is Going

From	To
• One multi-sector company	• Two pure-play companies
• Holding company structure	• Tailored, lower-cost operating company structures
• Diverse business characteristics	• Distinct growth and return profiles
• Diverse shareholder base	• Two distinct shareholder bases

We are excited about the opportunities for both Companies to maximize growth and value for shareholders

The McGraw-Hill Companies

Growth and Value Plan

Investor Presentation

September 12, 2011

The McGraw-Hill Companies

Growth and Value Plan

Investor Presentation Replay Information

Internet replay available approximately two hours after the end of the call and will remain available for one year

- Go to www.mcgraw-hill.com/investor_relations

Telephone replay available through October 12, 2011

- Domestic:	800-513-1167
- International:	+1-402-344-6797
	No password required

Reconciliation to Reported Financials
($ in millions)

	LTM [1]	1H '11	1H '10	FY '10	FY '09
Revenue					
Consolidated - As Reported	$ 6,367	$ 2,863	$ 2,664	$ 6,168	$ 5,952
Less:					
McGraw-Hill Education	2,390	839	882	2,433	2,388
Broadcasting	96	44	44	96	81
BusinessWeek	-	-	-	-	99
McGraw-Hill Markets	$ 3,880	$ 1,979	$ 1,738	$ 3,639	$ 3,384
Adjusted Operating Income (Loss) [2]					
Consolidated - As Reported	$ 1,662	$ 652	$ 590	$ 1,601	$ 1,383
Add:					
Non-GAAP Adjustments [3]	-	-	-	-	18
Consolidated - As Adjusted	1,662	652	590	1,601	1,401
Less:					
McGraw-Hill Education - As Reported	340	(33)	(10)	363	276
Add:					
Non-GAAP Adjustments [4]	(4)	-	-	(4)	12
McGraw-Hill Education - As Adjusted	337	(33)	(10)	360	288
McGraw-Hill Markets	$ 1,326	$ 685	$ 600	$ 1,241	$ 1,114

1. *Last-twelve-month (LTM) amounts are calculated by subtracting 1H '10 from FY '10 and adding that total to 1H '11*
2. *Adjusted Operating Income (Loss) is a non-GAAP measure of operating results; Income includes impact of both Broadcasting & BusinessWeek*
3. *Includes net restructuring charges of $15 million, a $14 million loss on the sale of Vista Research, Inc., offset by an $11 million gain on the sale of BusinessWeek*
4. *FY '10 includes a gain on the sale of McGraw-Hill Education's Australian secondary education business and FY '09 includes net restructuring charges*

Note: Totals may not sum due to rounding